SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                   FNB CORP.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                    FNB CORP.
                                101 SUNSET AVENUE
                         ASHEBORO, NORTH CAROLINA 27203


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 1999


        Notice is hereby given that the regular Annual Meeting of Shareholders of FNB Corp. (the "Corporation") will be held at the AVS Banquet Centre, 2045 North Fayetteville Street, Asheboro, North Carolina, on Tuesday, the 11th day of May, 1999, at one o'clock p.m., preceded by a buffet luncheon beginning at 12:15 p.m., for the following purposes:

        1. To elect three Class I Directors to serve for three-year terms expiring at the Annual Meeting in 2002.

        2. To consider ratification of the selection of KPMG LLP, Certified Public Accountants, as independent auditors of the Corporation for the 1999 fiscal year.

        3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

        All shareholders are invited to attend the meeting. Only those shareholders of record at the close of business on March 25, 1999, shall be entitled to notice of the meeting and to vote at the meeting.

        Information relating to the activities and operations of FNB Corp. during the fiscal year ended December 31, 1998, is contained in the Corporation's Annual Report, which is enclosed.


April 5, 1999                               By Order of the Board of Directors



                                            Michael C. Miller
                                            Chairman and President


YOUR BOARD OF DIRECTORS URGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME BY NOTIFYING THE SECRETARY OF FNB CORP. IN WRITING PRIOR TO THE VOTING OF THE PROXY.

                                    FNB CORP.
                                101 SUNSET AVENUE
                         ASHEBORO, NORTH CAROLINA 27203


                                 PROXY STATEMENT


                               GENERAL INFORMATION

     The following information is furnished in connection with the solicitation of proxies by the Board of Directors of FNB Corp. (the "Corporation" or "FNB") for use at the Annual Meeting of Shareholders to be held on May 11, 1999. The principal executive offices of the Corporation are located at its wholly-owned subsidiary, First National Bank and Trust Company (the "Bank"), 101 Sunset Avenue, Asheboro, North Carolina 27203 (Telephone: 336-626-8300). This proxy statement and the enclosed form of proxy were first sent to shareholders on or about April 5, 1999.

     A proxy may be revoked by the person giving it by delivering a written notice to the Corporation prior to the meeting or by personally requesting that it be returned. The shares represented by all properly executed proxies received by the Corporation in time to be taken to the meeting will be voted; and, if a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specification. If a specification is not made, the proxy will be voted for the proposals set forth in the Notice of Annual Meeting of Shareholders.

     Solicitation of proxies may be made in person or by mail or telephone by directors, officers and regular employees of the Corporation or Bank without additional compensation therefor. The Corporation may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Corporation Common Stock held of record by such person, and the Corporation will reimburse such forwarding expenses. The Corporation will pay the costs of solicitation of proxies.

            VOTING SECURITIES OUTSTANDING AND PRINCIPAL SHAREHOLDERS

     Only holders of record of FNB Common Stock at the close of business on March 25, 1999 (the "Record Date"), are entitled to a notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof. On the Record Date, there were 3,657,776 shares of FNB Common Stock issued and outstanding.

     Each share is entitled to one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of FNB Common Stock entitled to vote is necessary to constitute a quorum.

     The Corporation is not aware of any holders of more than 5% of the outstanding shares of FNB Common Stock as of March 25, 1999.

                               EXECUTIVE OFFICERS

     The current executive officers of the Corporation and of the Bank are as follows:

         NAME                       AGE       POSITION IN CORPORATION                POSITION IN BANK

Michael C. Miller                   48      Chairman and President                Chairman and President

Jerry A. Little                     55      Treasurer and Secretary               Senior Vice President
                                                                                  and Secretary

     The above officers have held executive positions with the Corporation or the Bank for at least the past five years. Officers are elected annually by the Board of Directors.

                                   ELECTION OF DIRECTORS

     The bylaws of the Corporation provide that the number of directors shall consist of not less than nine nor more than twenty-five, with the exact number of directors within such maximum and minimum limits to be fixed and determined from time to time by resolution adopted by a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. The Board of Directors has set the total number of directors at 10, all of whom will be elected at the 1999 Annual Meeting or were previously elected and will remain in office after that meeting.

     The Board of Directors is divided into three classes: Class I, Class II and Class III. In accordance with this classification, the members of Class I of the Board of Directors are to be elected at this Annual Meeting. It is intended that the persons named in the accompanying form of proxy will vote for the four nominees listed below for directors of the Corporation in Class I, unless authority so to vote is withheld. Each nominee is at present a member of the Board of Directors. Class I directors will serve for three-year terms expiring at the 2002 Annual Meeting or until their successors shall be elected and shall qualify. Directors are elected by a plurality of the votes cast. Abstentions and broker nonvotes will not affect the election results if a quorum is present.

     The following information is furnished with respect to the nominees for election as directors of the Corporation in Class I, and for the directors in Classes II and III whose terms expire at the Annual Meetings occurring in 2000 and 2001, respectively. Each nominee for Class I director and each director presently serving in Classes II and III also serves as a director of the Bank.

    NOMINEES FOR CLASS I DIRECTORS TO SERVE FOR THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2002

                                                   PRINCIPAL OCCUPATION                            DIRECTOR
        NAME                       AGE          DURING THE PAST  FIVE YEARS                          SINCE

Darrell L. Frye                     53      Vice President of Finance, Harriss &
                                            Covington Hosiery                                        1999


J. M. Ramsay III                    51      President, Elastic Therapy, Inc.                         1989

Charles W. Stout, M.D.              66      Retired;  Family Physician   (in active practice         1989
                                            until May 1996)

Earlene V. Ward                     67      Secretary and Treasurer, Mid-State Motors, Inc.          1976


              CLASS II DIRECTORS WITH CONTINUING TERMS EXPIRING AT THE ANNUAL MEETING IN 2000

                                                   PRINCIPAL OCCUPATION                            DIRECTOR
        NAME                       AGE          DURING THE PAST  FIVE YEARS                          SINCE

W. L. Hancock                       63      President and Treasurer, Hancock Farms, Inc.             1973
                                            (purebred cattle)

R. Reynolds Neely, Jr.              45      Planning Director, City of Asheboro                      1980
                                            Planning Department

Richard K. Pugh                     64      Chairman, Pugh Oil Company, Inc.                         1988


              CLASS III DIRECTORS WITH CONTINUING TERMS EXPIRING AT THE ANNUAL MEETING IN 2001

                                                   PRINCIPAL OCCUPATION                            DIRECTOR
        NAME                       AGE          DURING THE PAST  FIVE YEARS                          SINCE

James M. Campbell, Jr.              60      President and Treasurer, Sew Special, Inc.               1984

Thomas A. Jordan                    59      President, Michael Thomas Furniture Company              1984

Michael C. Miller                   48      Chairman and President of FNB Corp. and                  1992
                                            First National Bank (Chairman effective
                                            January 1999); Director, B. B. Walker
                                            Company

     In the event that any nominee should not be available to serve for any reason (which is not anticipated), it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Corporation may recommend.

COMMITTEES OF THE BOARD

     The Board of Directors holds regular monthly meetings to conduct the normal business of the Corporation and meets on other occasions when required for special circumstances. In addition, certain board members serve on standing committees. Among these committees are the Audit and Compliance, Compensation and Nominating Committees, whose members and principal functions are as follows:

     AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee reviews significant audit and accounting principles, policies and practices and meets with the audit manager relative to internal audit functions and with the Independent Auditors to review the performance of the audit manager and internal controls and accounting procedures. The committee also reviews significant regulatory compliance matters and meets with the compliance officer relative to the compliance management function. Additionally, the committee reviews regulatory reports filed with the Federal Reserve Board and Comptroller of the Currency. Members of this committee are Directors Neely, Frye, and Hancock. The Audit and Compliance Committee met six times during the 1998 fiscal year.

     COMPENSATION COMMITTEE. The Compensation Committee deals in broad terms with personnel matters and reviews the compensation of the senior officers of the Corporation and Bank. Members of this committee are Directors Campbell, Neely, Pugh and Ward. The Compensation Committee met twice during the 1998 fiscal year.

     NOMINATING COMMITTEE. The Board of Directors, as a group, serves as the Nominating Committee and in that capacity recommends nominees for election to the Board. Qualified candidates recommended by shareholders will be considered by the Board. In order for a candidate recommended by a shareholder to be considered as a nominee at the next annual meeting, the name of such candidate, together with a written description of the candidate's qualifications must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 14, 1999.

     During the fiscal year ended December 31, 1998, the Board of Directors held a total of 14 meetings. Each Director attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which he or she served.

                                  EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 1998, 1997 and 1996, the cash and certain other compensation paid to or received or deferred by persons who were at December 31, 1998 the chief executive officer of the Corporation and the other officers of the Corporation whose total salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                              ANNUAL COMPENSATION   COMPENSATION
                                                                     SECURITIES
                                                                     UNDERLYING
    NAME AND PRINCIPAL POSITION                                     STOCK OPTIONS      ALL OTHER
         ON DECEMBER 31, 1998         YEAR     SALARY     BONUS          (#)          COMPENSATION
Michael C. Miller, President of the   1998   $183,754   $ 33,046        7,500          $6,680(1)
Corporation and Bank                  1997    175,008     42,281       10,000           6,430
                                      1996    162,504     35,848       15,000           6,430

     (1) Amount shown consists of $1,680 paid by the Bank pursuant to a Split Dollar Insurance Program for executives and $5,000 contributed by the Corporation to a 401(k) plan.

STOCK OPTIONS

     The following table provides details regarding stock options granted to the Named Executive Officers in the 1998 fiscal year. Information concerning stock options to directors is set forth under the heading "Director Compensation". The stock options were granted pursuant to the Corporation's Stock Compensation Plan.

                                    OPTION GRANTS IN 1998


                                    NUMBER OF       % OF
                                    SECURITIES      TOTAL
                                    UNDERLYING     OPTIONS               EXERCISE
                                     OPTIONS      GRANTED TO             OR BASE
                                     GRANTED      EMPLOYEES               PRICE             EXPIRATION
            NAME                     (#) (1)       IN 1998               ($/SH)                DATE
            ----                     -------       -------               ------                ----
Michael C. Miller                     7,500          13.0%                $27.00             12/13/08

     (1) Incentive Stock Options exercisable one year after the grant date (December 14, 1998), with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation's Common Stock on the date of grant.

     The following table shows the number of shares covered by exercisable and unexercisable options held by Named Executive Officers as of December 31, 1998. No options were exercised by Named Executive Officers in 1998.

                       OPTION VALUES AT DECEMBER 31, 1998

                                         NUMBER OF SECURITIES
                                              UNDERLYING                          VALUE OF UNEXERCISED
                                        UNEXERCISED OPTIONS AT                  IN-THE-MONEY OPTIONS AT
                                         DECEMBER 31, 1998 (#)                   DECEMBER 31, 1998 (1)
                                    --------------------------------       ---------------------------------

          NAME                      EXERCISABLE        UNEXERCISABLE       EXERCISABLE         UNEXERCISABLE
Michael C. Miller...................   26,000             31,500             $452,440            $356,860

-----------------
     (1) The closing price of the Corporation's Common Stock on December 31, 1998 was $28.50.

PENSION PLAN

     The Bank maintains a Pension Plan for its employees. The aggregate amount set aside or accrued during the year ended December 31, 1998 for all benefits to be paid under the Plan in the event of retirement with respect to all employees, as a group, was $205,671. The contributions to the Plan are based on actuarial assumptions covering all employees, as a group, and the contributions attributable to officers as a group are not determinable. No outside director is included in the Pension Plan. As of January 1, 1999, the individual named in the Summary Compensation Table, Mr. Miller, had 13 credited years of service under such plan. The approximate annual retirement benefits beginning at the normal retirement age of 65 to plan participants with salaries in the classifications indicated are listed in the table below. The benefit amounts listed in the following table reflect a straight life annuity. The benefit amounts listed in the table are subject to certain adjustments for participants who accrued benefits under the Plan prior to January 1, 1989.

                                      APPROXIMATE ANNUAL BENEFIT UPON RETIREMENT
                                          FOR YEARS OF SERVICE INDICATED (1)
ASSUMED AVERAGE        ----------------------------------------------------------------------------
COMPENSATION FOR
FINAL TEN YEARS        15 YEARS     20 YEARS     25 YEARS      30 YEARS      35 YEARS      40 YEARS
---------------        --------     --------     --------      --------      --------      --------
    $100,000            21,715       28,953       36,192        43,430        50,668        55,668
     125,000            27,902       37,203       46,504        55,805        65,106        71,356
     150,000            34,090       45,453       56,817        68,180        79,543        87,043
     175,000            40,278       53,703       67,129        80,555        93,981       102,731
     200,000            46,465       61,953       77,442        92,930       108,418       118,418
     225,000            52,653       70,203       87,754       105,305       122,856       134,106
     250,000            58,840       78,453       98,067       117,680       137,293       149,793

----------
     (1) Annual retirement benefits over $130,000 exceed the current maximum plan benefits under the Internal Revenue Code.

DIRECTOR COMPENSATION

     Directors who are not also employees of the Corporation or Bank are paid $400 for each Board meeting they attend and receive an additional $200 for each committee meeting attended. In addition, each nonemployee director is paid a monthly retainer of $400. Directors may elect to defer receipt of their fees and monthly retainers until their retirement from the Board. Any deferred fees and retainers become a general obligation of the Corporation to be credited with interest at the Bank's deposit rate applied to individual retirement accounts with a two-year term and priced on a monthly variable-rate basis, subject to a minimum rate of 5.5% per annum.

     On December 14, 1998, the Corporation granted to each nonemployee director a nonqualified stock option to purchase 1,500 shares of Common Stock at the price of $27.00 per share. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation's Common Stock on date of grant. The stock options first become exercisable on December 14, 1999, with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The options expire on December 13, 2008.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the President and management employees are reviewed by the Corporation's Compensation Committee (the "Committee"). Four nonemployee directors currently serve as members of the Committee: James M. Campbell, Jr., Chairman, R. Reynolds Neely, Jr., Richard K. Pugh and Earlene V. Ward. In addition, compensation decisions regarding the President and other senior management employees are generally reviewed and ratified by the full Board of Directors.

COMPENSATION PHILOSOPHY

     The Corporation's compensation policies are designed to attract and retain competent management. The Board's goal is to provide competitive base salaries to the Corporation's and the Bank's management employees and to give them, as well as all other employees of the Corporation and the Bank, performance incentives to motivate superior performance on behalf of the Corporation and its shareholders. The Corporation has generally used two types of incentive compensation: annual cash bonuses based on the overall performance of the Bank and long-term compensation in the form of stock options. The Committee believes that linking long-term compensation to the value of the Corporation's Common Stock is especially effective because it aligns the interests of management with those of the Corporation's shareholders.

EXECUTIVE OFFICER COMPENSATION

     ANNUAL COMPENSATION. The Committee's recommendations for base salary for the President and other management employees are based on information available through industry sources regarding the compensation of executives of other institutions similar in size and in other respects to the Bank. The Committee considers annual cash bonuses as an integral part of the Corporation's financial incentive package to achieve the Corporation's goals. Bonuses are paid to all employees of the Bank based on the Bank's operating results for the year in a number of specific areas, with each employee receiving the same percentage of his or her base salary as every other employee. The goals for the year are generally adopted by the Committee at the beginning of the year. Goals are generally established for the growth in average loans and deposits, profit margins, noninterest income, loan quality and productivity. Senior management employees generally receive an additional bonus based on similar criteria in the discretion of the Board, based on the Committee's recommendations. For 1998, the President received total bonuses of $33,046. The Committee and the Board considered these bonuses appropriate in view of their overall assessment of the performance of the President and the Corporation.

     LONG-TERM COMPENSATION. The Corporation's long-term incentive compensation awards are designed to encourage the retention of key executives and to align their interests with the interests of shareholders. Long-term compensation for the President and other management employees consists principally of stock options. The Corporation currently has a Stock Compensation Plan (the "Plan"), which provides for the grant of incentive and nonqualified options, stock bonuses and restricted stock. The Corporation believes that stock options granted under the Plan are performance-based and, therefore, deductible by the Corporation under Section 162(m) of the Internal Revenue Code. The Plan provides for other types of compensation, such as stock bonuses and restricted stock, which will be performance-based only if performance goals are established by the Committee in compliance with Section 162(m); no substantial stock bonuses of restricted stock have ever been granted by the Committee. The Committee administers the Plan and determines, in its discretion, what stock grants will be made. Stock options have been granted to the President and to other management employees on an annual basis since 1994. For further information regarding the options granted to the President in 1997, see "Executive Compensation - Stock Options" above. The Committee believes that all grants to the President under the Plan are performance-based for purposes of Section 162(m).

              SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

               James M. Campbell, Jr., Chairman
               R. Reynolds Neely, Jr.
               Richard K. Pugh
               Earlene V. Ward

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDERS PARTICIPATION

     None of the members of the Compensation Committee has ever been an officer or employee of the Corporation or any of its subsidiaries or performs services for the Corporation or its subsidiaries other than as a director.

                                PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return of FNB Common Stock for the five-year period ended December 31, 1998 with the SNL Southeast Bank Index and the Standard and Poor's 500 Stock Index, assuming an investment of $100 at the beginning of the period and the reinvestment of dividends.

[GRAPH APPEARS HERE]

                                                             As of December 31,
                                     ------------------------------------------------------------------------------
                                       1993          1994           1995          1996         1997           1998
                                       ----          ----           ----          ----         ----           ----
FNB Corp.                            $100.00       $121.08        $188.67       $244.33      $333.24        $483.15
SNL Southeast Bank Index              100.00        100.22         150.31        206.33       312.79         332.99
S&P 500 Index                         100.00        101.32         139.39        171.26       228.42         293.69

                     INDEBTEDNESS OF OFFICERS AND DIRECTORS

     Certain of the directors and officers of the Corporation and Bank and companies with which they are affiliated were customers of and borrowers from the Bank in the ordinary course of business in 1998. Similar banking transactions are expected to take place in the future. In the opinion of management, all outstanding loans and commitments included in such transactions were made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers and did not involve more than normal risk of collectibility or contain other unfavorable features.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 25, 1999, certain information with respect to the beneficial ownership of FNB Common Stock by directors and by directors and executive officers as a group.

                                        AMOUNT AND NATURE OF
                                         BENEFICIAL OWNERSHIP          PERCENT
    NAME AND ADDRESS                    MARCH 25, 1999  (1) (2)        OF CLASS
    ----------------                    -----------------------        --------

James M. Campbell, Jr..................         49,423                   1.35
Randleman, NC

Darrell L. Frye........................          1,000                   0.03
Archdale, NC

W. L. Hancock..........................        106,328                   2.90
Franklinville, NC

Thomas A. Jordan.......................         30,632                   0.84
Liberty, NC

Michael C. Miller......................         34,924                   0.95
Asheboro, NC

R. Reynolds Neely, Jr..................        162,552(3)                4.44
Asheboro, NC

Richard K. Pugh........................          7,800                   0.22
Asheboro, NC

J. M. Ramsay III.......................         26,830                   0.73
Asheboro, NC

Charles W. Stout, M.D..................         27,540                   0.75
Asheboro, NC

Earlene V. Ward........................         27,212                   0.74
Asheboro, NC

Directors and executive officers.......        483,919(3)               13.00
  as a group (11 persons)

----------
     (1) Includes shares held by directors' and executive officers' immediate families, including spouse and/or children residing in same household. Does not include 4,620 shares owned by the Ferree Educational and Welfare Fund, of which Mr. Miller is a trustee and treasurer and Mr. Frye is a trustee.

     (2) Includes shares subject to stock options exercisable as of March 26, 1999 or within 60 days thereafter for Mr. Campbell (4,800 shares), Mr. Hancock (4,200 shares), Mr. Jordan (4,800 shares), Mr. Miller (26,000 shares), Mr. Neely (4,800 shares), Mr. Pugh (4,800 shares), Mr. Ramsay (4,800 shares) and all directors and executive officers as a group (65,000 shares).

     (3) Includes 94,116 shares held of record by Mr. Neely's mother and over which Mr. Neely and his sister have joint voting and dispository control pursuant to a revocable power of attorney.

     Under the securities laws of the United States, the Corporation's directors, its executive officers, and any persons holding more than 10 percent of the Corporation's stock are required to report their ownership of the Corporation's stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to report in this proxy statement any failure to file by these dates during 1998. All of these filing requirements were satisfied by its directors, executive officers and 10 percent holders. In making these statements, the Corporation has relied on the written representations of its directors, executive officers and 10 percent holders and copies of the reports that they have filed with the Commission.

                              INDEPENDENT AUDITORS

     The firm of KPMG LLP, independent certified public accountants, has been selected by the Board of Directors as independent auditors for the 1999 fiscal year. This selection is being presented to the shareholders for ratification at the Annual Meeting.

     A representative of KPMG LLP is expected to be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if he desires to do so. Such representative will be available to respond to questions relating to the 1998 audit of the Corporation's financial statements.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 14, 1999 for inclusion in the Corporation's proxy statement and form of proxy relating to such meeting.

                                  OTHER MATTERS

     There is no business other than as set forth, so far as now known, to be presented for action by the shareholders at the meeting. It is intended that the proxies will be exercised by the persons named therein upon matters that may properly come before the meeting or any adjournment thereof, in accordance with the recommendations of management.

     By Order of the Board of Directors:




                                                   Michael C. Miller
                                                   Chairman and President


Date:  April 5, 1999

********************************************************************************
                                    APPENDIX

                                    FNB CORP.
                                101 SUNSET AVENUE
                         ASHEBORO, NORTH CAROLINA 27203

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- MAY 11, 1999

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints W. L. Hancock and R. Reynolds Neely, Jr., or either of them, proxies with full power of substitution to vote all shares of FNB Corp. standing in the name of the undersigned at the above Annual Meeting of Shareholders, and all adjournments thereof:

1. ELECTION OF CLASS I DIRECTORS TO SERVE FOR THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2002: Darrell L. Frye, J.M. Ramsay III, Charles W.
    Stout, M.D., Earlene V. Ward


  [ ] WITH AUTHORITY to vote for all   [ ] WITHOUT AUTHORITY to vote for
      nominees listed above, except as     all nominees listed above.
      designated below.

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     To withhold authority to vote for any individual nominee, write the nominee's name in the space above.

2.  PROPOSAL TO RATIFY SELECTION OF KPMG LLP as independent auditors.
     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. With discretionary authority upon such other matters as may come before the meeting.

                                                       (CONTINUED ON OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION TO VOTE FOR THE NOMINEES AND THE RATIFICATION OF THE SELECTION OF AUDITORS. THE PROXY WILL BE VOTED ACCORDINGLY UNLESS OTHERWISE SPECIFIED.



                                          DATED: __________________, 1999


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                                          Signature of Shareholder


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                                          Signature of Shareholder


                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title. If more than
                                          one trustee, all should sign. All
                                          joint owners must sign.